Intangible Assets	12 Months Ended
Dec. 31, 2023
Intangible Assets
Intangible Assets

11.Intangible Assets

Intangible assets, net consisted of the following:

	As of December 31,
	2022	2023	2023
	RMB	RMB	US$
Customer relationships	163,324	150,977	21,265
Purchased software	455	517	73
Technology	2,900	2,900	408
Less: Accumulated amortization and impairment	(65,076)	(71,576)	(10,081)
Total intangible assets, net	101,603	82,818	11,665

The Company recorded amortization expenses of RMB21,104, RMB21,094 and RMB20,430 (US$2,878) primarily as cost of revenues, and RMB4,240, nil and nil of impairment charges as general and administrative expenses for the years ended December 31, 2021, 2022 and 2023, respectively. As of December 31, 2023, estimated amortization expenses of the existing intangible assets for each of the next five years are RMB19,332, RMB17,917, RMB14,111, RMB13,086 and RMB10,501, respectively.